                                                                   Exhibit 10.19

                                                                  EXECUTION COPY

                   TELEHOUSE 25 BROADWAY CENTER SPACE LICENSE

                                       FOR                              ORIGINAL

                                GLOBECOMM, INC.

      This Space License (the "License") made this 29th day of May, 1998, by and between TELEHOUSE International Corporation of America, a Delaware corporation, having an address at 7 Teleport Drive, Staten Island, New York, 10311 ("TELEHOUSE") and Globecomm, Inc., a Delaware corporation, having an address at 11 Broadway, Suite 660, New York, NY 10004 ("Licensee").

                              W I T N E S S E T H:

      WHEREAS, TELEHOUSE and Sony Corporation of America ("Sublandlord") have entered into an agreement (the "Overlease") dated April 11, 1997, covering the leasing of a portion of the 5th floor of an office building located at 25 Broadway, New York, New York, 10004 (25 Broadway, the "Building"). The Overlease is subject to that certain lease as amended by First Amendment to Lease, dated January 9, 1986 (collectively, the "Prime Lease"), between 25 Broadway Realty Company, as landlord ("Prime Landlord"), and E.F. Hutton & Company, Inc. predecessor in interest to Lehman Brothers Inc. ("Landlord"), as tenant, and Sublease dated as of June 29, 1988, between E.F. Hutton & Company, Inc., predecessor in interest to Lehman Brothers Inc., as sublessor, and CBS Records, Inc. (the "Prime Sublease"), predecessor in interest to Sublandlord as sublessee, as amended by First Amendment to Sublease, dated as of August 28, 1996, covering the fifth floor of the Building.

      WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the TELEHOUSE premises in the Building, and TELEHOUSE is willing to grant to Licensee an exclusive license to use a portion of the TELEHOUSE premises for such purposes under the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and for other good and valuable consideration, TELEHOUSE and Licensee hereby agree as follows:

      1. Use of Space. Licensee shall use a part of TELEHOUSE premise (the "Space"), as shown in Exhibit A "Space Plan Specifications". The size of the Space shall be approximately 800 square feet used solely for the installation and operation of equipment as listed in Exhibit B "Equipment List", in connection with Licensee's business, to the extent allowed in the Overlease. Licensee covenants and agrees that Licensee shall not use the Space for any other purposes whatsoever unless otherwise specifically authorized in writing by TELEHOUSE. Licensee's use of the Space is to be conducted in accordance with all security procedures adopted by TELEHOUSE.

      2. Prohibited Uses. Licensee shall not at any time use or allow any person to use the Space, or do or permit anything to be done or kept in or about the Space that: (a) violates any certificate of occupancy in force for the Building;
(b) causes or is likely to cause damage to the Building or the Space, any equipment, facilities or other systems therein; (c) constitutes a violation of any Legal Requirement; (d) violates a requirement or condition of the standard fire insurance policy issued for office or data processing buildings in the City of New York or, in the absolute judgement of TELEHOUSE constitutes an extra-hazardous condition; (e) constitutes a nuisance, annoyance or inconvenience to other lessees, licensees or occupants of the Building or any portion of the Space or interferes with or disrupts the use or occupancy of any area of the Building or any portion of the Space by other lessees, licensees or


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occupants of the Building or the Space; (f) interferes with the computer or telecommunications operations of the Building or the Space; (g) constitutes an unlawful, immoral or objectionable occurrence or condition; or (h) violates any provision of the Overlease.

      3. Services Provided. TELEHOUSE shall provide certain support (collectively, the "Services") for the Licensee's equipment installed in the
Space: (1) installation support ("Installation Services") including necessary power connections, floor tile cutouts, equipment and terminal connections as detailed in the Installation Support Work Description attached hereto as Exhibit C and incorporated by reference herein; (2) conditioned environment with controlled access, as shown in Exhibit A, including UPS backed electricity and computer air conditioning, and (3) engineering support ("Engineering Services") for the ordering, installation coordination and acceptance testing of telecommunications facilities and services as detailed in the Engineering Support Work Description attached hereto as Exhibit D and incorporated by reference herein. Any additional services other than the Services thus defined and the fees to be paid for such additional services are subject to written amendment of this License upon mutual agreement between TELEHOUSE and Licensee. Licensee acknowledges that TELEHOUSE may temporarily interrupt the Services for the reasons of mandate by law, utility stoppage beyond its control, or inspection and repair required to operate and maintain the plumbing, mechanical and electrical systems of the Building. TELEHOUSE shall endeavor to provide prior written notice to Licensee of such scheduled inspections and repairs.

      4. Floor Load. Licensee shall not place a load upon any floor of the Space which exceeds either the load per square foot which such floor was designed to carry (80 lbs. per square foot) or that which is allowed by law. TELEHOUSE reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment.

      5. Equipment Installation and Removal. Licensee shall provide the equipment installation work. Prior to the expiration of this License, Licensee, at its expense, shall remove from the Space, all of Licensee's property, and Licensee shall repair any damage to the Space or the Building resulting from the installation or removal of Licensee's property.

      6. Term. The term of this License (the "Term") shall be three (3) years, commencing June 15th, 1998 and end at noon on June 14th, 2001 (the "Termination Date")

      7. License Fees. Licensee shall pay to TELEHOUSE $10,667.00 per month (License Fees) for the License granted and the Services provided hereunder by TELEHOUSE. In addition, Licensee shall pay TELEHOUSE a one-time payment of $20,000.00 for Installation Services as provided above.

      Licensee understands that receipt of all one time installation fees and pre-payment of one months license fee is required prior to TELEHOUSE commencing Installation Services and Licensee being permitted access to the site or delivery of lines and equipment. A one time fee of $500 per private line and $100 per switched line applies for installation of communication circuits wherein TELEHOUSE Engineering Support is utilized as per Exhibit D, (except for circuits installed prior to Commencement Date). In addition to any fees specified herein, Licensee shall also be responsible for the payment of sales and/or use taxes, if any, imposed by any governmental authority or agency in connection with the license granted here or services performed hereunder. Any additional services, including additional equipment operation to be performed by TELEHOUSE for Licensee which are not covered by this License and the consideration to be paid by Licensee for such additional services shall be subject to the mutual agreement of TELEHOUSE and Licensee and shall be set forth in writing. In the event that Licensee fails to pay the License Fees set forth in this Section 7 within ten days (10) after such payment is due, then Licensee shall pay TELEHOUSE a late charge equal to 5% of such past due payment as an agreed liquidated amount as compensation for TELEHOUSE's additional administrative expense relating to such late payment.


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      8. Power Usage Fees. Licensee agrees to pay for cost of actual power used by Licensee's installed equipment ("Power Fees"). Such Power Fees will be based on rates paid by TELEHOUSE for electrical power at the site and actual meter readings for power panels providing power to Licensee's equipment.

      9. Insurance. During the Term of this License, TELEHOUSE shall maintain All Risk casualty insurance, covering the TELEHOUSE premises in the Building and insuring such premises in the amount of its full replacement value. During the Term, Licensee shall maintain, at its expense, All Risk casualty insurance covering Licensee' property in the amount of their replacement value. During the Term of this License, TELEHOUSE shall maintain public liability insurance covering the TELEHOUSE premises in the Building and insuring against all hazards and risks customarily insured against by persons operating data communications buildings. Licensee, at its expense, shall maintain, at all times during the Term of the License, comprehensive general liability insurance, written on an occurrence basis with blanket contractual liability coverage, with respect to use of the Space and operation of business therein, with combined single-limit coverage of not less than One Million Five Hundred Thousand Dollars ($1,500,000). TELEHOUSE may increase the policy amount to be maintained by Licensee under this Section 9 as TELEHOUSE deems necessary in order to maintain adequate liability coverage.

      TELEHOUSE International Corporation of America, Sony Corporation of America, 25 Broadway Realty Company, and Lehman Brothers Inc., shall be designated as additional insured on any insurance policy required by this
Section 9. Licensee shall deliver to TELEHOUSE certificates of insurance for the insurance coverage required by this Section 9, in form reasonably satisfactory to TELEHOUSE, issued by the insurance company or its authorized agent, on or before the Commencement Date. All policies shall provide that they cannot be cancelled or modified unless TELEHOUSE is given 30 days prior written notice of such cancellation or modification.

      10. Indemnity. Licensee shall indemnify and hold harmless TELEHOUSE against all claims, suits, expenses, losses, liabilities or damages resulting from any breach by Licensee of any material provision of this License or from any negligence, gross negligence or willful misconduct of Licensee. TELEHOUSE shall, subject of Section 11 below, indemnify and hold harmless Licensee against all claims, suits, expenses, losses, liabilities or damages directly resulting from a material breach by TELEHOUSE of any material provision of this License due to gross negligence or willful misconduct of TELEHOUSE.

      11. Limitation of Liability. Notwithstanding Section 10 above, in no event shall TELEHOUSE be liable for (i) lost profits, lost information or any damages to Licensee or any of Licensee's customers' business or property caused by any error in judgement of, or any action taken or omitted by, TELEHOUSE, or any interruption of the Services, unless such error, action, omission or interruption constitutes or results from gross negligence or willful misconduct of TELEHOUSE; or (ii) special, consequential or punitive damages as a result of its performance or nonperformance of this License. TELEHOUSE shall not be liable for any claims, suits, expenses, losses, liabilities or damages caused by Licensee's failure to perform its responsibilities under this License or by failure of TELEHOUSE to fulfill its obligations under this License due to causes beyond its control, including, but not limited to, defects in computer and/or communications systems provided by Licensee, acts of God, interruption of power or other utilities, interruption of transportation or communication services, acts of civil or military authority, national emergencies, or strike. Licensee shall not be liable for its failure to perform its non-monetary obligations hereunder due to causes beyond its control, including but not limited to, defective telecommunication systems or equipment provided by Licensee, acts of God, interruption of power or other utilities, interruption of transportation or communication services, acts of civil or military authority, national emergencies or strike. In the event TELEHOUSE is found to be liable for claims, suits, expenses, losses, liabilities or damages pursuant to this Section 11, TELEHOUSE's liability per wrongful action or inaction of TELEHOUSE shall be the least of (a) the provable amount of actual damages directly incurred from such action or inaction, or (b) in the case of services interruption, the amount of the monthly fees paid by Licensee to TELEHOUSE prorated by the number of days in which the Services are interrupted, or (c) the amount of the monthly fees paid by Licensee to TELEHOUSE. In no event shall TELEHOUSE's


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liability be greater than the monthly fees it receives.

      12. Confidentiality. Each party, for itself, its agents, employees and representatives agrees that it will not divulge any confidential or proprietary information which it receives from the other party, except as may be required in the performance of the Services or the implementation of the project with respect to which the Services are rendered; provided, however, that no liability shall arise hereunder as a result of the dissemination of any information which
(i) was in the possession or control of one party prior to the date of disclosure to that party by the other party hereunder, or (ii) was in the public domain or enters the public domain through no improper act by the party to which such information was disclosed or any of that party's agents or employees, or
(iii) was rightfully given to a party by a source independent of the other party, and provided further, that each party shall be permitted to disclose any information to the extent required by applicable law or governmental authorities. Any report or other document prepared by TELEHOUSE in the performance of the Services for use by Licensee shall be deemed to be confidential information hereunder.

      13. Binding Agreement; Assignment. This License shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Licensee shall not be permitted to assign this License or any interest herein without the prior written consent of TELEHOUSE, which consent shall not be unreasonably withheld. Licensee shall not pledge, mortgage or encumber this License or any interest herein and shall not (without the prior written consent of TELEHOUSE) assign this License or any interest herein or permit any other person or entity to occupy the TELEHOUSE Space. Licensee shall reimburse TELEHOUSE on demand for any reasonable costs that may be incurred by TELEHOUSE in connection with any proposed assignment. Notwithstanding any assignment, Licensee will remain fully liable for the payment of fees and for the performance of all the other obligations of Licensee contained in this License. The consent by TELEHOUSE to any assignment shall not relieve Licensee of the obligation to obtain the consent of TELEHOUSE to any future assignment.

      14. Cooperation of Licensee. Licensee shall fully cooperate with TELEHOUSE in connection with TELEHOUSE's performance of the Services. Licensee shall, with reasonable promptness, provide all information reasonably required by TELEHOUSE for its performance of the services, and shall make designated representatives available for regular consultation at such times and places as TELEHOUSE shall reasonably request.

      15. No Agency Relationship Implied. It is acknowledged and agreed by Licensee that TELEHOUSE performs the Services hereunder solely as an independent contractor and that no joint venture, partnership, employment, agency or other relationship is intended, accomplished or embodied in this License. TELEHOUSE shall have the sole and exclusive right to supervise, manage, control and direct its performance of this License.

      16. Default.

      (a) Failure to Pay Fees. In the event Licensee fails to pay monthly or other fees within fifteen (15) days of TELEHOUSE's written notice to Licensee of its failure to pay when due and demand for the immediate payment thereof, TELEHOUSE may at its sole discretion take any or all of the following actions:
(i) prohibit Licensee's access to the Space; (ii) terminate Operational Services to Licensee as defined in Exhibit C; (iii) restrict vendor access to work on Licensee's equipment and/or circuits and (iv) terminate this License. In the event Licensee fails to perform or comply with any other provision of this License within ten (10) days of TELEHOUSE's written notice to Licensee of its failure to so perform or comply, TELEHOUSE may terminate this License. Additionally, in the event of Licensee's default under this License and failure to cure such default within the time periods specified, Prime Landlord or Landlord or Sublandlord may also terminate this License. Licensee shall in any event remain fully liable for damages as provided by law and for all costs and expenses incurred by TELEHOUSE on account of such default, including reasonable attorneys' fees. Licensee's obligation to pay all fees and charges which have been


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accrued shall survive any termination of this License.

      (b) Early Termination. Licensee may elect early termination at the end of the first or second year of the License Term. In the event of a termination of this License by Licensee prior to the end of the Term, Licensee shall provide TELEHOUSE written notification at least 60 days prior to effective date of such early termination. Such termination must include payment of the penalty fee and remaining monthly fees for that year. Written notification will be considered invalid if not accompanied by such payment. Penalty fee for termination on the first anniversary is one-time payment of $15,000.00; for termination at second anniversary a one time payment of $7,000.00.

      (c) Cross Default. In the event Licensee fails to observe and perform any material provisions of any other license or lease agreement with TELEHOUSE, if any, for space in the Building or in any other building in the TELEHOUSE complex to be observed or performed by Licensee, where such failure continues beyond any grace period set forth in such other license or lease agreement for the remedying of such default, TELEHOUSE may, at its option, terminate this License.

      17. Termination of License. If (a) TELEHOUSE exercises its right to terminate the License pursuant to Section 16 above, or (b) Prime Landlord or Landlord or Sublandlord terminates this License pursuant to Section 16 above, or
(c) the Term of the License shall expire and terminate, then in each such case, Licensee shall immediately quit and peacefully surrender the portion of the Space it occupies to TELEHOUSE, and TELEHOUSE may recover the Space, by summary proceedings or any action or proceeding, and remove all occupants and property from the Space. If the space is not surrendered upon the expiration or earlier termination of the License, Licensee hereby indemnifies TELEHOUSE against loss, cost, expense, damage, claim or liability, including reasonable attorneys fees, resulting from delay by Licensee in so surrendering the space. Licensee's obligations under this Section 17 shall survive the expiration or early termination of the License.

      18. Notices. All notices, reports, requests or other communications given pursuant to this License shall be made in writing, shall be delivered by hand delivery, fax, or overnight courier service, shall be deemed to have been duly given when delivered, and shall be addressed as follows:

      To Licensee:      Globecomm, Inc.
                        11 Broadway
                        New York, NY 10004
                        Attn.: Bob Helfant, SVP
                        Phone: 212-425-4200 Ext. 10
                        Fax:   212-425-3487

      To TELEHOUSE:     TELEHOUSE International Corporation of America
                        7 Teleport Drive
                        Staten Island, NY 10311
                        Attention: Sales & Marketing Dept.
                        Fax: 718-355-2517

      19. Governing Law. The rights and obligations of the parties under this License shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to conflicts of laws provisions.

      20. Entire Agreement. The License constitutes the entire agreement between TELEHOUSE and Licensee with respect to the use of the Space and the Services, and may be modified only by a written instrument signed by a duly authorized officer on behalf of each party. No representation or statement not contained in this License shall be binding upon TELEHOUSE as a warranty or otherwise.


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      IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.

                                                TELEHOUSE International
      Globecomm, Inc.                           Corporation of America


      By /s/ Bob Helfant                        By /s/ Yasuhiro Shintani
        -------------------------                 -------------------------

      Name:  Bob Helfant                        Name:  Yasuhiro Shintani

      Title: Senior Vice President              Title: President

Attachments:

Exhibit A - Site Plan
Exhibit B - Licensee's Equipment List
Exhibit C - Installation Support Work
Exhibit D - Engineering Support Work


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                                   EXHIBIT A

                             TELEHOUSE BROADWAY CENTER
                                SITE I (PARTIAL)




















                                           EXHIBIT A
                                       GLOBECOMM SITE PLAN

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                                   EXHIBIT B

                           INSTALLATION SUPPORT WORK

TELEHOUSE shall provide the following Installation Services:

Site Preparation

1. The location for each of twenty (20) equipment cabinets will be provided with one, 20 amp circuit (UPS power) with two L5-20 IG receptacles plus one floor tile cutout to Licensee's specification.

2.    Security cage with key lock.

3.    Removal of existing office and conference room.

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                                   EXHIBIT C

                                 EQUIPMENT LIST

                          (To Be Provided by Licensee)

     Cabinet        Equipment        Power        Heat        Size        Weight
       ID              ID            (Kva)        (BTU)      (HxWxD)     (pounds)
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
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                                   EXHIBIT D

                      ENGINEERING SUPPORT WORK DESCRIPTION


Upon receipt of Licensee's written request and specifications, TELEHOUSE will perform the following engineering coordination work on the Licensee's behalf:

1)  provide competitive carrier pricing information*

2)  submit line order to carrier designated by Licensee*

3)  confirm carrier's order number and scheduled installation date

4)  coordinate line installation by carrier

5) confirm line operation by end-to-end or other such testing procedures as may be appropriate

6)  accept line from carrier upon approval of Licensee.

7) coordinate equipment (CSU, DSU, mux, etc.) and cable installation associated with new line installation*

8) coordinate and perform point to point or end to end BERT test from equipment to equipment*

9)  coordinate and perform programming of equipment*


* Optional services based on Licensee's request and specific configuration

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                                                                  EXECUTION COPY

        FIRST AMENDMENT TO TELEHOUSE BROADWAY CENTER CO-LOCATION LICENSE

                                    between                             ORIGINAL

                 TELEHOUSE INTERNATIONAL CORPORATION OF AMERICA

                                      and

                      INAME.COM (FORMERLY GLOBECOMM, INC.)

            THIS FIRST AMENDMENT TO TELEHOUSE BROADWAY CENTER CO-LOCATION LICENSE (this "Amendment") is made and entered into as of the 18 day of January, 1999, by and between TELEHOUSE International Corporation of America, a Delaware corporation, with an address at 7 Teleport Drive, Staten Island, New York, 10311 ("TELEHOUSE") and Iname.com (formerly Globecomm, Inc.), a Delaware corporation, having an address at 11 Broadway, Suite 660, New York, NY 10004 ("Licensee").

                              W I T N E S S E T H:

            WHEREAS, TELEHOUSE and Licensee have entered into a License dated as of the 29th day of May, 1998 (the "License") granting Licensee a nonexclusive license to use a portion of the TELEHOUSE premises at 25 Broadway to operate its computer and/or communications systems,

            WHEREAS, TELEHOUSE and Licensee mutually desire to complete the term of the License and the Licensee wishes to operate under an alternate company name during the remainder of the License term, and in order to accomplish that, TELEHOUSE and Licensee mutually desire to amend the License, upon the terms and conditions set forth in this Amendment;

            NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and for other good and valuable consideration, TELEHOUSE and Licensee hereby agree as follows:

            1. Amendment of License.

            Wherein the License a reference is made to the company name Globecomm, Inc., such company name will be amended to read Iname.com.

            2. Confirmation of License. Except as modified by this Amendment, the License is and shall remain in full force and effect. TELEHOUSE and Licensee hereby ratify and confirm all of the terms and provisions of the Licensee, as amended hereby.

            IN WITNESS WHEREOF, TELEHOUSE and Licensee have hereunto executed this Amendment by their respective duly authorized representatives as of the day and year first above written.

                                                TELEHOUSE International
      INAME.COM                                 Corporation of America


      By /s/ Bob Helfant                        By /s/ Yasuhiro Shintani
        -------------------------                 -------------------------

      Name:  Bob Helfant                        Name:  Yasuhiro Shintani
      Title: Senior Vice President              Title: President


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                                                                        ORIGINAL

          SECOND AMENDMENT TO TELEHOUSE BROADWAY CENTER SPACE LICENSE

                                    between

                 TELEHOUSE INTERNATIONAL CORPORATION OF AMERICA

                                      and

                                   INAME.COM

            THIS SECOND AMENDMENT TO TELEHOUSE BROADWAY CENTER SPACE LICENSE (this "Amendment"), is made and entered into as of the 18 day of January, 1999, by and between TELEHOUSE International Corporation of America, a Delaware corporation, with an address at 7 Teleport Drive, Staten Island, New York, 10311 ("TELEHOUSE") and Iname.com, a Delaware corporation, having an address at 11 Broadway, Suite 660, New York, NY 10004 ("Licensee").

W I T N E S S E T H:

            WHEREAS, TELEHOUSE and Licensee have entered into a License dated as of May 29, 1998 and as amended by First Amendment date December 04, 1998 (the "License") granting Licensee a nonexclusive license to use a portion of the TELEHOUSE premises at 25 Broadway to operate its computer and/or communications systems,

            WHEREAS, TELEHOUSE and Licensee mutually desire that Licensee license additional space, and in order to accomplish that, TELEHOUSE and Licensee mutually desire to amend the License, upon the terms and conditions set forth in this Amendment;

            NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and for other good and valuable consideration, TELEHOUSE and Licensee hereby agree as follows:

      1. Amendment of License.

            a. Amendment of Section 1. Section 1, Use of Space, is hereby amended by changing the second sentence beginning with the words "The size of the Space shall be approximately 800 square feet", to read as follows:

      Effective as of September 15, 1998, the size of the Space shall be approximately 800 sq. ft and effective September 15, 1998, 1,120 square feet used solely for the installation and operation of equipment as listed in Exhibit B "Equipment List", in connection with Licensee's business, to the extend allowed in the Overlease.

            b. Amendment of Section 7. Section 7, License Fees, the first sentence is hereby amended to read as follows:

      "7. License Fees. Licensee shall pay to TELEHOUSE $10,667.00 per month, and effective September 15, 1998 $14,934.00 per month (Licensee Fees), for the License granted and the Services provided hereunder by TELEHOUSE.


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2. Confirmation of License. Except as modified by this Amendment, the License is and shall remain in full force and effect. TELEHOUSE and Licensee hereby ratify and confirm all of the terms and provisions of the Licensee, as amended hereby.

            IN WITNESS WHEREOF, TELEHOUSE and Licensee have hereunto executed this Amendment by their respective duly authorized representatives as of the day and year first above written.

                                                TELEHOUSE International
      INAME.COM, INC.                           Corporation of America


      By /s/ Bob Helfant                        By /s/ Yasuhiro Shintani
        -------------------------                 -------------------------

      Name:  Bob Helfant                        Name:  Yasuhiro Shintani
      Title: Senior Vice President              Title: President


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                                                                        ORIGINAL

           THIRD AMENDMENT TO TELEHOUSE BROADWAY CENTER SPACE LICENSE

                                    between

                 TELEHOUSE INTERNATIONAL CORPORATION OF AMERICA

                                      and

                                    MAIL.COM

            THIS THIRD AMENDMENT TO TELEHOUSE BROADWAY CENTER SPACE LICENSE (this "Amendment"), is made and entered into as of the 9 day of March, 1999, by and between TELEHOUSE International Corporation of America, a Delaware corporation, with an address at 7 Teleport Drive, Staten Island, New York, 10311 ("TELEHOUSE") and Mail.com, a Delaware corporation, having an address at 11 Broadway, Suite 660, New York, NY 10004 ("Licensee").

W I T N E S S E T H:

            WHEREAS, TELEHOUSE and Licensee have entered into a License dated as of May 29, 1998 and as amended by First Amendment dated January 18, 1999, the Second Amendment dated January 18, 1999, and the Third Amendment dated March 3, 1999, (the "License") granting Licensee a nonexclusive license to use a portion of the TELEHOUSE premises at 25 Broadway to operate its computer and/or communications systems,

            WHEREAS, TELEHOUSE and Licensee mutually desire that Licensee license additional space, and in order to accomplish that, TELEHOUSE and Licensee mutually desire to amend the License, upon the terms and conditions set forth in this Amendment;

            NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and for other good and valuable consideration, TELEHOUSE and Licensee hereby agree as follows:

      1. Amendment of License. Wherein the License a reference is made to the company name Iname.Com (formerly Globecom), such company name will be amended to read Mail.Com.

            a. Amendment of Section 1. Section 1, Use of Space is hereby amended by changing the second sentence beginning with the words "The size of the Space shall be approximately 800 square feet", to read as follows:

      "Effective as of September 15, 1998, the size of the Space shall be approximately 800 sq. ft and effective September 15, 1998, 1,120 square feet used solely for the installation and operation of equipment as listed in Exhibit B "Equipment List", and effective April 1, 1999, the addition of space in Site II, to accommodate eight (8) of the Licensee's equipment cabinets."

            b. Amendment of Section 7. Section 7, License Fees, the first sentence is hereby amended to read as follows:

      "7. License Fees. Licensee shall pay to TELEHOUSE $10,667.00 per month, and effective September 15, 1998 $14,934.00 per month (Licensee Fees), and effective April 1, 1999, Licensee shall pay TELEHOUSE an additional $4,800.00 per month (License Fees) for eight (8) equipment cabinets".


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

                                                                  EXECUTION COPY

            c. Amendment of Exhibit B. Exhibit B, Installation Work Support, is amended as per the attached, revised Exhibit B.

      2. Confirmation of License. Except as modified by this Amendment, the License is and shall remain in full force and effect. TELEHOUSE and Licensee hereby ratify and confirm all of the terms and provisions of the Licensee, as amended hereby.

            IN WITNESS WHEREOF, TELEHOUSE and Licensee have hereunto executed this Amendment by their respective duly authorized representatives as of the day and year first above written.

                                                TELEHOUSE International
      Mail.Com, Inc.                            Corporation of America


      By /s/ Bob Helfant                        By /s/ Yasuhiro Shintani
        -------------------------                 -------------------------

      Name:  Bob Helfant                        Name:  Yasuhiro Shintani
      Title: Senior Vice President              Title: President

Attachments: Exhibit B - Installation Support Work


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                                                                  EXECUTION COPY

                                   EXHIBIT B

                           INSTALLATION SUPPORT WORK

TELEHOUSE shall provide the following installation Services related to cabinets in Site II:

Site Preparation

1. The location for each of twenty (20) equipment cabinets were be provided with one, 20 amp circuit (UPS power) with two L5-20 IG receptacles plus one floor tile cutout to Licensee's specifications. The location for each of eight (8) additional equipment cabinets, will be provided with one 30 amp circuit (UPS power) with two (2) L5-15 IG receptacles in R3 drip proof panelatte with covers, plus one floor tile cutout to Licensee's specification for $9,600.00.

2.    Equipment

      Power strips, sixteen (16)15 amp with L5-15 plugs, four (4)15 amp with 5-15 plugs.
      Cost $110.00 x 20 = $2,200.00 plus tax.


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